UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

655 Main Street, Hazard, Kentucky	41702
(Address of principal executive offices)	(Zip Code)

(502) 223-1638

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KFFB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 13, 2024, First Federal Savings Bank of Kentucky (the “Bank”), the indirect wholly-owned bank subsidiary of Kentucky First Federal Bancorp, entered into a formal written agreement (the “Agreement”) with the Office of the Comptroller of the Currency (the “OCC”), the Bank’s primary federal banking regulator. The Agreement became effective August 13, 2024 and will remain effective until it is amended by the Bank and the OCC, or the OCC modifies, waives or terminates the Agreement.

Under the terms of the Agreement, the Bank is required to take the following actions within the time frames specified in the Agreement:

●	create a compliance committee composed of at least three of the Bank’s directors to monitor and oversee the Bank’s compliance with the provisions of the Agreement and submit quarterly evaluation reports to the Bank’s board of directors regarding actions the Bank has taken to comply with the Agreement and the results and status of such actions;

●	submit to the OCC, adopt and implement an acceptable revised written three-year strategic plan establishing objectives for the Bank’s overall risk profile, balance sheet mix, funding structure, interest rate risk, liquidity and capital adequacy, earnings performance, and asset and core deposit growth, together with strategies to achieve those objectives;

●	submit to the OCC, adopt and implement an acceptable revised written succession plan for the Bank that is designed to promote adequate staffing and continuity of capable management;

●	adopt a revised written liquidity risk management program for the Bank that provides for the identification, measurement, monitoring, and control of the Bank’s liquidity risk exposure, and that emphasizes the importance of cash flow projections, diversified funding sources, a cushion of highly liquid assets, robust liquidity stress testing scenario analyses, and a formal, well-developed contingency funding plan as primary tools for measuring and managing liquidity risk; and

●	adopt a revised written interest rate risk program that includes risk management systems to identify, measure, monitor, and control interest rate risk.

The Agreement requires the Board to (i) ensure that the Bank timely adopts and implements all corrective actions required by the Agreement and (ii) verify that the Bank adheres to the corrective actions and that they are effective in addressing the Bank’s deficiencies that resulted in the Agreement. The Bank’s board of directors and management are committed to fully addressing the provisions of the Agreement within the required time frames. As of the date of this filing, the Bank’s Board and management believe that the Bank has made progress toward addressing the deficiencies that resulted in the Agreement and intends to satisfy the Agreement’s requirements as expeditiously as possible.

As a result of the Agreement, pursuant to 12 C.F.R. § 5.51(c)(7)(ii), the Bank is in “troubled condition,” and is not an “eligible savings association” for purposes of 12 C.F.R. § 5.3, unless otherwise informed in writing by the OCC.

The foregoing summary description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In addition to the formal written Agreement, the OCC has also imposed individual minimum capital requirements (“IMCRs”) on the Bank. The IMCRs require the Bank to maintain a common equity tier 1 capital ratio of at least 9.0%, a tier 1 capital ratio of at least 11.0%, a total capital ratio of at least 12.0%, and a leverage ratio of at least 9.0%. As of June 30, 2024, the Bank’s common equity tier 1 capital ratio is 16.25%, its tier 1 capital ratio is 16.25%, its total capital ratio is 16.25%, and its leverage ratio is 10.24%.

This Form 8-K may contain certain statements that are not historical facts and are considered “forward-looking statements” under the Private Securities Litigation Reform Act of 1995, that are subject to certain risks and uncertainties. These forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “intend” and “potential,” or words of similar meaning, or future or conditional verbs such as “should,” “could,” or “may.” Forward-looking statements include statements of our goals, intentions and expectations; statements regarding our ability to fully and timely address the deficiencies that resulted in the Agreement the Bank has entered into with the Office of the Comptroller of the Currency; the Bank’s ability to maintain capital ratios above those established by the IMCRs; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. Kentucky First Federal Bancorp’s actual results, performance or achievements may materially differ from those expressed or implied in the forward-looking statements. Except as required by applicable law or regulation, the Company does not undertake the responsibility, and specifically disclaims any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of the statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

10.1	Formal Written Agreement, dated August 13, 2024, between First Federal Savings Bank of Kentucky and the Office of the Comptroller of the Currency.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: August 14, 2024	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Executive Officer

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